CONFORMED COPY





                                     CREDIT AGREEMENT

                                 Dated as of April 7, 1994



                        National Health Laboratories Incorporated, a
               Delaware corporation (the "Borrower"), and Citicorp USA, Inc. (the "Bank") agree as follows:


                                         ARTICLE I

                             AMOUNTS AND TERMS OF THE ADVANCES

                        SECTION 1.01. The Advances. The Bank agrees, on the terms and conditions hereinafter set forth, to make advances (each an "Advance") to the Borrower from time to time on any Business Day (as hereinafter defined) during the period from the date hereof until July 31, 1994 (such date, or the earlier date of termination of the Commitment (as defined below) pursuant to Section 1.04 or 5.01, being the "Termination Date") in an aggregate amount not to exceed at any time outstanding $50,000,000, as such amount may be reduced pursuant to Section 1.04 (the "Commitment"). Each Advance shall be in an amount not less than $10,000,000 or an integral multiple of $1,000,000 in excess thereof.
               Within the limits of the Commitment, the Borrower may borrow, prepay pursuant to Section 1.05(a) and reborrow under this Section 1.01.

                        SECTION 1.02. Making the Advances. (a) Each Advance shall be made on notice, given not later than 11:00 A.M. (New York City time) on the first Business Day prior to the date of a proposed Base Rate Advance (as hereinafter defined) or the third Business Day prior to the date of a proposed Eurodollar Rate Advance (as hereinafter defined), by the Borrower to the Bank. Each such notice of an Advance shall be by telecopier, telex or cable, and with respect to any such notice by telex or cable, confirmed immediately thereafter in writing, specifying therein the requested date and amount thereof and selecting the interest rate therefor pursuant to Section 1.06 and, if such Advance is to be a Eurodollar Rate Advance, the initial Interest Period (as hereinafter defined) for such Advance. Not later than 12:00 noon (New York City time) on the date of such Advance and upon fulfillment of the applicable conditions set forth in
               Article II, the Bank will make such Advance available to the

               Borrower in same day funds by crediting the Borrower's Account (as defined in the $350,000,000 Credit Agreement dated as of August 27, 1993, as heretofore amended (as so amended, the "Existing Credit Agreement"), among the Borrower, the banks party thereto, The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency, NationsBank of North Carolina, N.A. and The Toronto-Dominion Bank, as Co-Agents).

                        (b) Each notice from the Borrower to the Bank requesting an Advance shall be irrevocable and binding on the Borrower. The Borrower shall indemnify the Bank against any loss, cost or expense incurred by the Bank as a result of any failure to fulfill on or before the date specified in such notice for such Advance the applicable conditions set forth in Article II, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Bank to fund the Advance when such Advance, as a result of such failure, is not made on such date.

                        (c) The Borrower may not request a Eurodollar Rate Advance or select a new Interest Period for existing Eurodollar Rate Advances if, after the making or Conversion (as hereinafter defined) of such Advances or the selection of such Interest Period, the number of outstanding Eurodollar Advances having different Interest Periods (whether of different duration or commencing on different dates) would exceed six.

                        SECTION 1.03. Repayment. The Borrower shall repay to the Bank the outstanding principal amount of the Advances on August 1, 1994.

                        SECTION 1.04.  Reduction of the Commitment.
               (a) Optional. The Borrower shall have the right, upon at least three Business Days' notice to the Bank, to terminate in whole or reduce in part the unused portion of the Commitment; provided that each partial reduction shall be in the amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof.

                        (b)  Mandatory.  The Commitment shall be
               permanently reduced upon the date of receipt of the Net Cash Proceeds (as defined in the Existing Credit Agreement) from the creation or incurrence by the Borrower or any of its Subsidiaries (as defined in the Existing Credit Agreement) of any Funded Debt (as defined in the Existing Credit Agreement), by the amount of such Funded Debt.

                        SECTION 1.05. Prepayments. (a) Optional. The Borrower may, upon at least one Business Day's notice to the Bank, in the case of Base Rate Advances, and three Business Days' notice to the Bank, in the case of Eurodollar Rate Advances, stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given, the Borrower shall, prepay the outstanding principal amounts of an Advance in whole or in part, together with accrued interest to the date of such prepayment on the principal amount so prepaid; provided, however, that (x) each partial prepayment shall be in an aggregate principal amount not less than $10,000,000 or an integral multiple of $1,000,000 in excess thereof (or, if the aggregate principal amount of such Advance is less, such aggregate principal amount) and
               (y) in the event any such prepayment of an Eurodollar Rate Advance is not made on the last day of an Interest Period, the Borrower shall be obligated to reimburse the Bank in respect thereof pursuant to Section 6.04(b).

                        (b)  Mandatory.  The Borrower shall, on each
               Business Day, prepay an aggregate principal amount of the Advances equal to the amount by which (i) the aggregate principal amount of the Advances then outstanding exceeds
               (ii) the Commitment on such Business Day.

                        SECTION 1.06. Interest. (a) Ordinary Interest. The Borrower shall pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

                        (i) Base Rate Advances. During such periods as such Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of the Base Rate in effect from time to time plus the Applicable Margin (as defined below) in effect from time to time, payable in arrears quarterly on the last Business Day of each March, June, September and December during such periods and on the date such Base Rate Advance shall be Converted (as hereinafter defined) or paid in full.

                       (ii) Eurodollar Rate Advances. During such periods as such Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of the Eurodollar Rate for such Interest Period plus the Applicable Margin in effect from time to time, payable in arrears on the last day of such Interest Period.

                        (b) Default Interest. The Borrower shall pay on demand interest on the unpaid principal amount of each Advance that is not paid when due and on the unpaid amount of all interest, fees and other amounts then due and payable hereunder that is not paid when due from the due date thereof to the date paid, at a rate per annum equal at such time to (i) in the case of any amount of principal, 2% per annum above the rate of interest per annum required to be paid on such Advance immediately prior to the date on which such amount became due and payable, and (ii) in the case of all other amounts, 2% per annum above the rate per annum required to be paid on Base Rate Advances pursuant to clause
               (a)(i) above.

                        (c)  Certain Definitions.  As used in this
               Agreement, the following terms have the following meanings:

                        "Applicable Lending Office" means the Bank's
                   Domestic Lending Office in the case of a Base Rate Advance and the Bank's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

                        "Applicable Margin" shall have the meaning set
                   forth in the Existing Credit Agreement with all references in such definition to a "Borrowing" being a reference to an Advance.

                        "Base Rate" shall have the meaning set forth in the
                   Existing Credit Agreement with all references therein to "Citibank" being references to the Bank.

                        "Base Rate Advance" means an Advance which bears
                   interest as provided in Section 1.06(a)(i).

                        "Business Day" shall have the meaning set forth in
                   the Existing Credit Agreement.

                        "Conversion", "Convert" and "Converted" each refers
                   to a conversion of an Advance of one Type into an Advance of another Type pursuant to Section 1.07, 1.10 or 1.13.

                        "Domestic Lending Office" means the office of the
                   Bank specified as its "Domestic Lending Office" opposite its name on the signature pages hereof, or such other office of the Bank as the Bank may from time to time specify to the Borrower.

                        "Eurocurrency Liabilities" shall have the meaning
                   set forth in the Existing Credit Agreement.

                        "Eurodollar Lending Office" means the office of the
                   Bank specified   as its "Eurodollar Lending Office"
                   opposite its name on the signature pages hereof, or such other office of the Bank as the Bank may from time to time specify to the borrower.

                        "Eurodollar Rate" shall have the meaning set forth
                   in the Existing Credit Agreement with all references therein to"Citibank" being references to "the Bank" and all references therein to "Section 2.07" being references to Section 1.07.

                        "Eurodollar Rate Advance" means an Advance which
                   bears interest as provided in Section 1.06(a)(ii).

                        "Eurodollar Rate Reserve Percentage" shall have the
                   meaning set forth in the Existing Credit Agreement with all references therein to "Lender" being references to the Bank.

                        "Federal Funds Rate" shall have the meaning set
                   forth in the Existing Credit Agreement with all references therein to "Agent" being references to the Bank.

                        "Interest Period" means, for each Eurodollar Rate
                   Advance, the period commencing on the date of such Eurodollar Rate Advance or the date of the Conversion of any Base Rate Advance into such Eurodollar Rate Advance and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two or three months as the Borrower may, upon notice received by the Bank not later than 11:00 A.M. (New York City time) on the third Business Day prior to the first day of such Interest Period, select; provided, however, that:

                             (i) the Borrower may not select any Interest Period which ends after the Termination Date;

                             (ii)  whenever the last day of any Interest
                        Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding

                        Business Day, provided, that, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

                             (iii) whenever the first day of any Interest Period occurs on a day in a calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

                        "Moody's" means Moody's Investors Service, Inc.

                        "S&P" means Standard & Poor's Corporation.

                        "Type" refers to the distinction between Advances
                   bearing interest at the Base Rate and Advances bearing interest at the Eurodollar Rate.

               References to terms and definitions incorporated in this Agreement by reference to the Existing Credit Agreement shall, unless otherwise defined in this Agreement, have the meanings set forth in the Existing Credit Agreement.

                        SECTION 1.07. Interest Rate Determination. (a) The Bank shall give prompt notice to the Borrower of the applicable interest rate determined by the Bank for purposes of Section 1.06(a).

                        (b) If the Bank cannot determine the Eurodollar Rate, the Bank shall forthwith notify the Borrower that the interest rate cannot be determined for Eurodollar Rate Advances, whereupon (i) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Bank to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Bank shall notify the Borrower that it has determined that the circumstances causing such suspension no longer exist.

                        (c) If the Bank determines that the Eurodollar Rate for any Interest Period for a Eurodollar Rate Advance will not adequately reflect the cost to the Bank of making, funding or maintaining such Eurodollar Rate Advance for such Interest Period, the Bank shall forthwith so notify the

               Borrower, whereupon (i) such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Bank to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Bank shall notify the Borrower that it has determined that the circumstances causing such suspension no longer exist.

                        (d) If the Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advance in accordance with the provisions contained in the definition of "Interest Period" in Section 1.06(c), the Bank will forthwith so notify the Borrower and the Interest Period for such Eurodollar Rate Advance will be one month.

                        SECTION 1.08. Fees. (a) Commitment Fee. The Borrower agrees to pay to the Bank a commitment fee on the average daily unused portion of the Commitment from the date hereof until the Termination Date at a rate equal to (i) whenever the Borrower's long-term senior unsecured debt is not rated by both S&P and Moody's, 0.375% per annum, and
               (ii) at all other times, a percentage per annum determined by reference to the Ratings (as defined in the Existing Credit Agreement) in effect from time to time, as follows:

                        Minimum Debt
                           Rating                Commitment
                       (S&P/Moody's)                   Fee

                        A-/A3 and above             0.200%
                        BBB/Baa2                    0.300%
                        BBB-/Baa3                   0.375%
                        Below BBB-/Baa3             0.500%

               If there is a split in the Ratings, then commitment fees will be determined by the lower of the two Ratings. In each case, the commitment fee shall be payable in arrears on (x) the last Business Day of each March, June, September and December commencing June 30, 1994 and (y) the Termination Date.

                        (b) Facility Fee. The Borrower agrees to pay to the Bank a facility fee equal to 1/4 of 1% of the initial Commitment on the date hereof.

                        SECTION 1.09. The Borrower and the Bank hereby agree to comply with all of the provisions of Section 2.09 of the Existing Credit Agreement with all references therein to "Agent" and "Lender" being references to the Bank, all references therein to "this Agreement" being references to this Agreement, all references therein to "Commitments" being references to the Commitment and all references therein to "Section 2.12" being references to Section 1.12 hereof.

                        SECTION 1.10. Illegality. Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for the Bank or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to fund or maintain Eurodollar Rate Advances hereunder, then, upon written notice by the Bank to the Borrower, (i) each Eurodollar Rate Advance will automatically Convert into a Base Rate Advance and (ii) the obligation of the Bank to make, or to Convert Base Rate Advances into, Eurodollar Rate Advances shall be suspended until the Bank shall notify the Borrower that the circumstances causing such suspension no longer exist; provided, however, that, before making any such demand, the Bank shall designate a different Eurodollar Lending Office if the making of such a designation would avoid the need for giving such notice and demand and would not, in the judgment of the Bank, be otherwise disadvantageous to the Bank.

                        For purposes of this Section 1.10, a notice to the
               Borrower by the Bank shall be effective with respect to any Advance on the last day of the then current Interest Period for such Advance; provided, however, that, if it is not lawful for the Bank to maintain such Advance until the end of the Interest Period applicable thereto, then the notice to the Borrower shall be effective upon receipt by the Borrower.

                        SECTION 1.11. Payments and Computations. (a) The Borrower shall make each payment hereunder and under the Note not later than 11:00 A.M. (New York City time) on the day when due in U.S. dollars to the Bank at its address referred to in Section 6.02 in same day funds.

                        (b) The Borrower hereby authorizes the Bank, if and to the extent payment of principal, interest or fees owed to the Bank is not made when due hereunder or under the Note, to charge from time to time against any or all of the Borrower's accounts with the Bank any amount so due.









                        (c) All computations of interest based on the Eurodollar Rate or the Federal Funds Rate shall be made by the Bank, on the basis of a year of 360 days, and all computations of interest based on the Base Rate and of commitment fees shall be made by the Bank on the basis of a year of 365 or 366 days, as the case may be, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or commitment fees are payable. Each determination by the Bank of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

                        (d) Whenever any payment hereunder or under the Note shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; provided, however, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

                        SECTION 1.12. Taxes. The Borrower and the Bank hereby agree to comply with all provisions of Section 2.12 of the Existing Credit Agreement with all references therein to "Agent" and "Lender" being references to the Bank, all references to "this Agreement" or "hereunder" being references to this Agreement, all references to "Note" and "Notes" being references to the Note and all references therein to "Section 2.11" and "Section 8.02" being references to Sections 1.11 and 6.02 hereof, respectively.

                        SECTION. 1.13.  Conversion of Advances.  (a)
               Optional. The Borrower may on any Business Day, upon notice given to the Bank not later than noon (New York City time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Sections 1.07 and 1.10, Convert all or any portion of an Advance of one Type into an Advance of the other Type; provided, however, that any Conversion of any Eurodollar Rate Advance into an Base Rate Advance shall be made on, and only on, the last day of an Interest Period for such Eurodollar Rate Advance, and any Conversion of a Base Rate Advance into an Eurodollar Rate Advance shall be subject to the limitation set forth in
               Section 1.02(c) and in an amount not less than $10,000,000.

               Each such notice of Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Advance to be Converted and (iii) if such Conversion is into an Eurodollar Rate Advance, the duration of the initial Interest Period for such Advance. Each notice of Conversion shall be irrevocable and binding on the Borrower.

                        (b) Mandatory. (i) On the date on which the aggregate unpaid principal amount of an Eurodollar Rate Advance shall be reduced, by payment or prepayment or otherwise, to less than $10,000,000, such Advance shall automatically Convert into a Base Rate Advance.

                        (ii)  Upon the occurrence and during the
               continuance of any Event of Default set forth in Section
               5.01 (or, in the case of any involuntary proceeding described in Section 6.01(e) of the Existing Credit Agreement, an event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both), (A) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (B) the obligation of the Bank to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended.


                                        ARTICLE II

                                   CONDITIONS OF LENDING

                        SECTION 2.01. Condition Precedent to Initial Advance. The obligation of the Bank to make its initial Advance is subject to the condition precedents that (a) the Borrower shall have paid all accrued fees of the Bank and
               (b) the Bank shall have received on or before the day of such Advance the following, each dated such day, in form and substance satisfactory to the Bank:

                        (i)  The Note.

                       (ii) Certified copies of the resolutions of the Board of Directors of the Borrower approving this Agreement and the Note, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the Note.

                      (iii) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Agreement and the Note and the other documents to be delivered hereunder.

                      (iv) A favorable opinion of James G. Richmond, Esq., Executive Vice President and General Counsel of the Borrower, and of Paul, Weiss, Rifkind, Wharton & Garrison, special New York counsel for the Borrower, substantially in the forms of Exhibit B and C hereto, respectively, and as to such other matters as the Bank may reasonably request.

                       (v) A favorable opinion of Shearman & Sterling, counsel for the Bank, as to such matters as the Bank may reasonably request.

                      (vi) A certificate of the Borrower stating that (i) the representations and warranties contained in Section
                   4.01 of the Existing Credit Agreement are correct in all material respects on and as of the date hereof, as though made on and as of the date hereof and (ii) no event has occurred and is continuing which constitutes a "Default" under the Existing Credit Agreement.

                        SECTION 2.02.  Conditions Precedent to All
               Advances. The obligation of the Bank to make each Advance (including the initial Advance) resulting in an increase in the aggregate amount of outstanding Advances shall be subject to the further conditions precedent that on the date of such Advance (a) the following statements shall be true (and each of the giving of the applicable notice requesting such Advance and the acceptance by the Borrower of the proceeds of such Advance shall constitute a representation and warranty by the Borrower that on the date of such Advance such statements are true):

                        (i) The representations and warranties contained in Section 3.01 are correct in all material respects on and as of the date of such Advance, before and after giving effect to such Advance and to the application of the proceeds therefrom, as though made on and as of such date; and

                       (ii) No event has occurred and is continuing, or would result from such Advance or from the application of the proceeds therefrom, which constitutes an Event of

                   Default (as defined in Section 5.01 hereof) or would constitute an Event of Default but for the requirement that notice be given or time elapse or both; and

                      (iii) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for any Repurchase (as defined in the Existing Credit Agreement) that may be made with the proceeds of such Advance other than those that have been duly obtained and (b) the Bank shall have received such other certificates, opinions or documents as the Bank may reasonably request in order to confirm (i) the accuracy of the Borrower's representations and warranties, (ii) the Borrower's timely compliance with the terms, covenants and agreements set forth in this Agreement, (iii) the absence of any event which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both and (iv) the absence of any event of the type referred to in Section 1.10.


                                        ARTICLE III

                              REPRESENTATIONS AND WARRANTIES

                        SECTION 3.01. Representations and Warranties of the Borrower. The Borrower represents and warrants for the benefit of the Bank as to the matters set forth in Section
               4.01 of the Existing Credit Agreement with all references therein to "this Agreement" and "the Notes" being references to this Agreement and the Note, respectively, and all references therein to "Agent", "Lender", "Required Lenders" and "Lenders" being references to the Bank; provided, however, that the Borrower hereby agrees that any amendment, modification or waiver of the provisions of Section 4.01 of the Existing Credit Agreement shall have no effect on the obligations of the Borrower under this Section 3.01 unless the Bank consents to such amendment, modification or waiver.


                                        ARTICLE IV

                                 COVENANTS OF THE BORROWER

                        SECTION 4.01. Affirmative Covenants. So long as the Note shall remain unpaid or the Bank shall have any Commitment hereunder, the Borrower will, unless the Bank shall otherwise consent in writing, comply with all of the terms and provisions of Section 5.01 of the Existing Credit Agreement, with all references therein to "this Agreement" and "the Notes" being references to this Agreement and the Note, respectively, and all references therein to "Agent", "Lender", "Required Lenders" and "Lenders" being references to the Bank; provided, however, that the Borrower hereby agrees that any amendment, modification or waiver of the provisions of Section 5.01 of the Existing Credit Agreement shall have no effect on the obligations of the Borrower under this Section 4.01 unless the Bank consents to such amendment, modification or waiver.

                        SECTION 4.02. Negative Covenants. So long as the Note shall remain unpaid or the Bank shall have any Commitment hereunder, the Borrower will, unless the Bank shall otherwise consent in writing, comply with all of the terms and provisions of Section 5.02 of the Existing Credit Agreement, with all references therein to "this Agreement" and "the Notes" being references therein to this Agreement and the Note, respectively, and all references therein to "Agent", "Lender", "Required Lenders" and "Lenders" being references to the Bank; provided, however, that the Borrower hereby agrees that any amendment, modification or waiver of the provisions of Section 5.02 of the Existing Credit Agreement shall have no effect on the obligations of the Borrower under this Section 4.02 unless the Bank consents to such amendment, modification or waiver.



                                         ARTICLE V

                                     EVENTS OF DEFAULT

                        SECTION 5.01. Events of Default. If any of the events set forth in Section 6.01(a) through (k) of the Existing Credit Agreement ("Events of Default") shall occur and be continuing, then, and in any such event, the Bank (i) may declare its obligation to make Advances to be terminated, whereupon the same shall forthwith terminate, and (ii) may, by notice to the Borrower, declare the Note, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Note, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that, in the event of an actual or deemed entry of an order for relief with respect to the Borrower under the Federal Bankruptcy Code, (A) the obligation of the Bank to make Advances shall automatically be terminated and
               (B) the Note, all such interest and all such amounts shall automatically become due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower. For purposes of this Section 5.01, all references in Section 6.01(a) through (k) to "this Agreement" and "the Notes" shall be references to this Agreement and the Note, respectively, and all references therein to "the Agent", "the Required Lenders" and "the Lenders" shall be references to the Bank; provided, however, that the Borrower hereby agrees that any amendment, modification or waiver of the provisions of
               Section 6.01 of the Existing Credit Agreement shall have no effect on the obligations of the Borrower, or the rights of the Bank, under this Section 6.01 unless the Bank consents to such amendment, modification or waiver.


                                        ARTICLE VI

                                       MISCELLANEOUS

                        SECTION 6.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement or the Note, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                        SECTION 6.02. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, if to the Borrower, at its address at 4225 Executive Square, Suite 800, La Jolla, California 92037, Attention: Vice President - Finance; and if to the Bank, at its address at 399 Park Avenue, New York, New York 10043, Attention: Steven Victorin; or, as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall be effective (i) when received, if mailed or delivered or telecopied (including machine acknowledgement), or (ii) when delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively, except that notices to the Bank pursuant to the provisions of Article I shall not be effective until received by the Bank.

                        SECTION 6.03. No Waiver; Remedies. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                        SECTION 6.04. Costs, Expenses and Taxes. (a) The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Bank in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement, the Note and the other documents to be delivered hereunder (including, without limitation, (A) all due diligence, transportation, computer, duplication, appraisal, audit and insurance expenses and fees and expenses of consultants engaged with the prior consent of the Borrower (which consent shall not be unreasonably withheld) and (B) the reasonable fees and out-of-pocket expenses of counsel for the Bank with respect thereto, with respect to advising the Bank as to its rights and responsibilities, or the protection or preservation of its rights or interests, under this Agreement and the Note, with respect to negotiations with the Borrower or with other creditors of the Borrower arising out of any Event of Default or event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both, or any events or circumstances that may give rise to a Event of Default or event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both, or with respect to presenting claims in, monitoring or otherwise participating in any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally and any proceeding ancillary thereto). The Borrower further agrees to pay on demand all out-of-pocket costs and expenses of the Bank in connection with the enforcement of this Agreement, the Note and the other documents to be delivered hereunder, whether in action, suit, litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or otherwise (including, without limitation, the reasonable fees and expenses of counsel for the Bank with respect thereto) and expenses in connection with the enforcement of rights under this Section 6.04(a).

                        (b) If any payment of principal of any Eurodollar Rate Advance is made by the Borrower other than on the last day of the Interest Period for such Advance, as a result of a payment or Conversion pursuant to Section 1.11 or 1.13, acceleration of the maturity of the Advances and the Note pursuant to Section 5.01 or for any other reason, the Borrower shall, upon demand, pay to the Bank any amounts required to compensate the Bank for any additional losses, costs or expenses which it may reasonably incur as a result of such payment, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Bank to fund or maintain such Advance.

                        (c) The Borrower agrees to indemnify and hold harmless the Bank and each of its affiliates and their officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (or in connection with the preparation for a defense of) any investigation, litigation or proceeding arising out of, related to or in connection with this Agreement and the transactions contemplated hereby, whether or not an Indemnified Party is a party thereto, whether or not the transactions contemplated hereby are consummated and whether or not any such claim, investigation, litigation or proceeding is brought by the Borrower or any other person, except (i) to the extent such claim, damage, loss, liability or expense (x) is found in a final, non-appealable judgment by a court of competent jurisdiction (a "Final Judgment") to have resulted from such Indemnified Party's gross negligence or willful misconduct or (y) arises from any legal proceedings commenced against any Lender by any other Lender (in its capacity as such and not as Agent), and (ii) in the case of any litigation brought by the Borrower (A) seeking a judgment against any Indemnified Party for any wrongful act or omission of such Indemnified Party and (B) in which a Final Judgment is rendered in the Borrower's favor against such Indemnified Party, the provisions of this paragraph will not be available to provide indemnification for any damage, loss, liability or expense incurred by such Indemnified Party in connection with such litigation described in clause (i) or
               (ii) of this Section 6.04(c).

                        SECTION 6.05.  Right of Set-off.  Upon the
               occurrence and during the continuance of any Event of Default, the Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Bank to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower to the Bank now or hereafter existing under this Agreement and the Note, whether or not the Bank shall have made any demand under this Agreement or the Note and although such obligations may be unmatured.
               The Bank agrees promptly to notify the Borrower after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Bank under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Bank may have.

                        SECTION 6.06. Binding Effect. (a) This Agreement shall be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Bank.

                        (b) Notwithstanding any other provision set forth in this Agreement, the Bank may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

                        SECTION 6.07. Governing Law. (a) This Agreement and the Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                        (b)  The Borrower hereby irrevocably and
               unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Subject to the foregoing and to paragraph (c) below, nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement against any other party hereto in the courts of any jurisdiction.

                        (c)  The Borrower hereby irrevocably and
               unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court and the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                        (d) The Borrower agrees that service of process may be made on the Borrower by personal service of a copy of the summons and complaint or other legal process in any such suit, action or proceeding, or by registered or certified mail (postage prepaid) to the address of the Borrower specified in Section 6.02, or by any other method of service provided for under the applicable laws in effect in the State of New York.

                        SECTION 6.08. WAIVER OF JURY TRIAL. EACH OF THE BORROWER AND THE BANK IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THIS AGREEMENT, THE NOTE, THE ADVANCES OR THE ACTIONS OF THE BANK IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

                        SECTION 6.09. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                        IN WITNESS WHEREOF, the parties hereto have caused
               this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              NATIONAL HEALTH LABORATORIES INCORPORATED


                              By: /s/ JAMES R. MAHER
                                   James R. Maher
                                   President and Chief Executive Officer



          Domestic Lending Office:           CITICORP USA, INC.
          399 Park Avenue
          New York, New York  10043

          Eurodollar Lending Office:         By: /s/Townsend U. Weekes, Jr.
          399 Park Avenue                         Authorized Representative
          New York, New York  10043

                                     EXHIBIT A

                                  PROMISSORY NOTE

          $50,000,000                           Dated: April 7, 1994

                   FOR VALUE RECEIVED, the undersigned, National Health Laboratories Incorporated, a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of Citicorp USA Inc. (the "Bank") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the principal amount of $50,000,000 or, if less, the aggregate principal amount of all Advances made by the Bank to the Borrower pursuant to the Credit Agreement (as hereinafter defined) then outstanding on August 1, 1994.

                   The Borrower promises to pay interest on the principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement referred to below.

                   Both principal and interest are payable in lawful money of the United States of America to the Bank at 399 Park Avenue, New York, New York 10043 in same day funds. Each Advance made by the Bank to the Borrower and the maturity thereof, and all payments made on account of the principal amount thereof, shall be recorded by the Bank and, prior to any transfer hereof, endorsed on the grid attached hereto which is a part of this Promissory Note.

                   This Promissory Note is the Note referred to in, and is entitled to the benefits of, the Credit Agreement dated as
          of April   , 1994, as such Credit Agreement may hereafter be
          amended, modified or supplemented (the "Credit Agreement"), between the Borrower and the Bank. The Credit Agreement, among other things, (i) provides for the making of advances (the "Advances") by the Bank to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

                              NATIONAL HEALTH
                              LABORATORIES INCORPORATED


                              By: /s/ JAMES R. MAHER
                                   James R. Maher
                                   President and Chief Executive Officer

                          ADVANCES AND PAYMENTS OF PRINCIPAL



                                 Amount of
                   Amount of   Principal Paid  Unpaid Principal  Notation
          Date     Advance      or Prepaid         Balance       Made By


























                                      EXHIBIT B

                     NATIONAL HEALTH LABORATORIES INCORPORATED
                               4225 Executive Square
                            La Jolla, California 92037






                                             April 7, 1994



          To:  Citicorp USA, Inc.

          Ladies and Gentlemen:

                    I am Executive Vice President and General Counsel of National Health Laboratories Incorporated, a Delaware corporation (the "Borrower"), and am rendering this opinion in connection with the Credit Agreement dated as of April 7, 1994 (the "Credit Agreement"), between the Borrower and Citicorp USA, Inc. (the "Bank"). I have made such investigations and examined such documents (including executed counterparts of the Credit Agreement and the Note referred to therein) and records, including certificates of certain officers of the Borrower and of certain public officials, as I have deemed necessary in order to express the opinions hereinafter set forth. All capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

                    Based upon and subject to the foregoing, I am of the opinion that:

                    1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted. The Borrower is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not have a Material Adverse Effect (as defined in the Existing Credit Agreement).

                    2. The Credit Agreement and the Note have been duly executed and delivered by the Borrower.

                    3. The execution, delivery and performance by the Borrower of the Credit Agreement and the Note and the consummation of the transactions contemplated thereby are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not

          (i) contravene the Borrower's Restated Certificate of Incorporation or by-laws, (ii) conflict with or result in the breach of, or constitute a default under any loan agreement, material contract, indenture, mortgage, deed of trust, lease or other material instrument binding on or affecting the Borrower, any of its Subsidiaries or any of its or their properties, the effect of which is reasonably likely to have a Material Adverse Effect (as defined in the Existing Credit Agreement), (iii) result in or require the creation or imposition of any Lien (as defined in the Existing Credit Agreement) upon or with respect to any of the properties of the Borrower or any of its Subsidiaries under any agreement or instrument referred to in clause (ii) above or (iv) violate any order, writ, judgment, injunction, decree, determination or award binding upon the Borrower or any of its Subsidiaries or any of its or their respective properties or assets which violation would be reasonably likely to have a Material Adverse Effect (as defined in the Existing Credit Agreement).

                    4. No authorization, approval or other action by, and no notice to, any governmental authority or regulatory body is required for the execution, delivery or performance by the Borrower of the Credit Agreement or the Note.

                    5. To the best of my knowledge after due inquiry, there is no pending or threatened action, proceeding, governmental investigation or arbitration affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator which (i) is reasonably likely to have a Material Adverse Effect (as defined in the Existing Credit Agreement) or (ii) purports to affect the legality, validity, binding effect or enforceability of the Credit Agreement or the Note.

                    I am a member of the bars of the States of Illinois and Indiana and do not express any opinion as to matters governed by any laws other than the Federal laws of the United States of America and the General Corporation Law of the State of Delaware.

                    I am aware that Shearman & Sterling will rely upon the opinions set forth herein in rendering their opinion to the Agent and the Lenders pursuant to the Credit Agreement.

                              Very truly yours,



                              By: /s/ JAMES G. RICHMOND
                                   James G. Richmond
                                   Executive Vice President and
                                   General Counsel

                                     EXHIBIT C

          April 7, 1994



          Citicorp USA, Inc.
          399 Park Avenue
          New York, New York 10043


          Ladies and Gentlemen:

                    We have acted as special New York counsel to National Health Laboratories Incorporated, a Delaware corporation (the "Borrower"), in connection with the execution and delivery of the Credit Agreement dated as of April 7, 1994 (the "Credit Agreement"), between the Borrower and Citicorp USA, Inc. (the "Bank"). Capitalized terms not otherwise defined herein shall have the meanings given them in the Credit Agreement. This opinion is being furnished to you at the request of the Borrower pursuant to Section 2.01(iv) of the Credit Agreement.

                    In connection with this opinion, we have examined originals, or copies certified or otherwise identified to our satisfaction, of the following documents, each dated as of, and as in effect on, the date hereof (together, the "Documents"):

                    1.   The Credit Agreement; and

                    2.   The Note.

                    In addition, we have examined: (i) such corporate records of the Borrower as we have considered appropriate, including copies of the certificate of incorporation, as amended and restated, and by-laws of the Borrower certified as in effect on the date hereof (collectively, the "Charter Documents") and certified copies of resolutions of the board of directors of the Borrower; and (ii) such other certificates, agreements and documents as we deemed relevant and necessary as a basis for the opinions hereinafter expressed.

                    In our examination of the aforesaid documents, we have assumed, without independent investigation, the genuineness of all signatures, the enforceability of the Documents against each party thereto other than the Borrower, the authenticity of all documents submitted to us as originals, the conformity to the original documents of all documents submitted to us a certified, photostatic, reproduced or conformed copies of validly existing agreements or other documents and the authenticity of all such latter documents.

                    In expressing the opinions set forth herein, we have relied upon the factual matters contained in the representations and warranties of the Borrower incorporated in the Credit Agreement by reference to the Existing Credit Agreement to the extent they address matters of fact and upon certificates of public officials and officers of the Borrower.

                    Based upon the foregoing, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

                    1. The Documents constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms.

                    2. The execution, delivery and performance by the Borrower of the Documents and the consummation by the Borrower of the borrowings contemplated thereby do not contravene any existing law, rule or regulation of the United States (including without limitation, Regulation G, U, and X of the Board of Governors of the Federal Reserve System) or of the State of New York or the General Corporation Law of the State of Delaware (the "GCL").

                    3. No authorization, approval or other action by, and no notice to, consent of, order of or filing with, any United States Federal, New York or, to the extent required under the GCL, Delaware governmental authority or regulatory body is required for the execution, delivery and performance by the Borrower of the Documents.

                    4. The Documents have been duly executed and delivered by the Borrower.

                    The foregoing opinion is subject to the following additional assumptions, limitations, qualifications and exceptions:

                    (a)  The enforceability of the Documents may be
          (i) subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or other similar laws affecting creditors' rights generally, and (ii) subject to general principles of equity (whether considered in a proceeding at law or in equity);

                    (b) We express no opinion as to the enforceability of (i) any provisions contained in the Documents that purport to establish (or may be construed to establish) evidentiary standards, or (ii) the enforceability of forum selection clauses in the federal court; and

                    (c) Insofar as provisions contained in the Documents provide for indemnification, the enforcement thereof may be limited by public policy considerations.

                    Our opinions expressed above are limited to the laws of the State of New York, the GCL and the Federal laws of the United States. Please be advised that no member of this firm is admitted to practice in the State of Delaware. Our opinions are rendered only with respect to the laws, and the rules, regulations and orders thereunder, which are currently in effect.

                    This letter is furnished by us solely for your benefit in connection with the Credit Agreement and the transactions contemplated thereby and may not be circulated to, or relied upon by, any other Person, except that this letter may be circulated to any prospective assignee of the Bank and may be relied upon by any Person who, in the future, becomes an assignee of the Bank.

                    We are aware that Shearman & Sterling will rely upon the opinions set forth in this opinion in rendering their opinion to the Bank pursuant to the Credit Agreement.

                              Very truly yours,



                              PAUL, WEISS, RIFKIND, WHARTON & GARRISON

                     NATIONAL HEALTH LABORATORIES INCORPORATED


                              Secretary's Certificate


                    Reference is made to the Credit Agreement dated as of April 7, 1994 between National Health Laboratories
          Incorporated (the "Company") and Citicorp USA, Inc. (the "Credit Agreement"). Capitalized terms used but not defined in this Certificate have the meanings assigned to such terms in the Credit Agreement. This Certificate is being delivered pursuant to Sections 2.01 (ii) and (iii) of the Credit Agreement.

                    I, the undersigned, the Secretary of National Health Laboratories Incorporated, a corporation organized under the law of the State of Delaware (the "Company"), do hereby certify that:

                    1. Attached hereto as Exhibit A is a true, correct and complete copy of certain resolutions duly adopted by unanimous written consent in lieu of a meeting of the Board of Directors of the Company (the "Board of Directors") on February 8, 1989 and July 3, 1990. Except for resolutions regarding the appointment of committee members, said resolutions have not been amended, annulled, rescinded or revoked and are in full force and effect and there exist no other resolutions of the Board of Directors relating to the matters set forth in the resolutions attached hereto. There is no provision in the certificate of incorporation or by-laws of the Company limiting the power of the Board of Directors to pass the resolutions attached hereto, and the same are in conformity with the provisions of such certificate of incorporation and by-laws.

                    2. Attached hereto as Exhibit B is a true, correct and complete copy of resolutions duly adopted by unanimous written consent in lieu of a meeting of the Executive Committee of the Board of Directors of the Company (the "Executive Committee") on April 1, 1994, approving the Credit Agreement and the Note. Said resolutions have not been amended, annulled, rescinded or revoked and are in full force and effect. There exist no other resolutions of the Executive Committee relating to the matters set forth in the resolutions attached hereto. There is no provision in the certificate of incorporation or by-laws of the Company limiting the power of the Executive Committee to pass the resolutions attached hereto, and the same are in conformity with the provisions of such certificate of incorporation and by-laws.

                    3. The current members of the Executive Committee are Ronald O. Perelman, Howard Gittis and James R. Maher.

                    4. The persons listed below have been duly elected or appointed, have been duly qualified and on the date of this Certificate are officers of the Company, holding the respective offices set forth below opposite their names, and the signatures set forth opposite their names are genuine:

               NAME                OFFICE           SIGNATURE

          James R. Maher  President and
                          Chief Executive
                          Officer                 By: /s/ JAMES R. MAHER
                                                      James R. Maher

          Michael L. Jeub Executive Vice
                          President, Chief
                          Financial Officer
                          and Treasurer           By: /s/ MICHAEL L. JEUB
                                                      Michael L. Jeub



          Alvin Ezrin     Secretary               By: /s/ ALVIN EZRIN
                                                      Alvin Ezrin

             Each of the foregoing officers is authorized (a) to sign on behalf of the Company each document with respect to which this Certificate is being delivered (and each document referred to therein or contemplated thereby) and (b) to act as a representative of the Company for the purposes of signing such documents and giving notices and other communications in connection therewith and the transactions contemplated thereby.







                IN WITNESS WHEREOF, I have hereunto set my hand as Secretary of the Company this 7th day of April, 1994.


                                        By: /s/ ALVIN EZRIN
                                             Alvin Ezrin
                                             Secretary







         I, the undersigned, Executive Vice President, Chief Financial Officer and Treasurer of the Company, do hereby certify that Alvin Ezrin has been duly elected or appointed, has duly qualified and this day is the Secretary of the Company, and that the signature above is genuine.

         IN WITNESS WHEREOF, I have hereunto set my hand as Executive
      Vice President, Chief Financial Officer and Treasurer of the Company this 7th day of April, 1994.


                                        By: /s/ MICHAEL L. JEUB
                                             Michael L. Jeub
                                             Executive Vice President, Chief
                                             Financial Officer and Treasurer






                                                                 Exhibit A






                          National Health Laboratories Incorporated


                           Action by Unanimous Written Consent of
                            Board of Directors in Lieu of Meeting


          February 8, 1989

          Creation of Executive Committee

                    RESOLVED, that there be, and hereby is, constituted an
               Executive Committee of the Board of Directors, said committee to have all of the power and authority of the full Board of Directors not inconsistent with the Delaware General Corporation Law, or the Certificate of Incorporation or By-Laws of the Corporation, as any of the same may be amended from time to time, and Ronald O. Perelman, Donald G. Drapkin, Howard Gittis, Sol Levine and Bruce Slovin be, and each of them hereby is, elected to office as a member of the Executive Committee to serve at the pleasure of the Board of Directors, with Mr. Perelman to serve as chairman of such committee.


          July 3, 1990

                    RESOLVED, that this Board of Directors hereby reaffirms
               the constitution of the Executive Committee of the Board of Directors and the continuation of Ronald O. Perelman, Donald G. Drapkin, Howard Gittis, Sol Levine and Bruce Slovin as the members thereof with Mr. Perelman to serve as chairman of such committee, and that this Board of Directors hereby reaffirms that the Executive Committee of the Board of Directors shall have all of the power and authority of the full Board of Directors consistent with the Certificate of Incorporation and By-Laws of the Corporation and the General Corporation Law of the State of Delaware, as the same may be amended from time to time, and that such power and authority shall include, but not be limited to, declaration of dividends, authorization of the issuance of stock of the Corporation and adoption of certificates of ownership and merger pursuant to Section 253 of the Delaware General Corporation Law.

                                                                   Exhibit B





               RESOLVED, that the Corporation be, and it hereby is, authorized to enter into a Credit Agreement by and between the Corporation and Citibank, N.A., providing for a $50,000,000 revolving credit facility, substantially in the form of the draft thereof dated March 24, 1994, with such changes therein and additions thereto as may be approved or deemed necessary, appropriate or advisable by the officer executing the same, the execution thereof by such officer to be conclusive evidence of such approval or determination (the "Credit Agreement");

               RESOLVED, that the Corporation be, and it hereby is, authorized to enter into a Promissory Note pursuant to its obligations under the Credit Agreement, substantially in the form of the draft attached thereto as an exhibit, with such changes therein and additions thereto as may be approved or deemed necessary, appropriate or advisable by the officer executing the same, the execution thereof by such officer to be conclusive evidence of such approval or determination (the "Note");

               FURTHER RESOLVED, that any officer of the Corporation be, and each of them individually hereby is, authorized in the name and on behalf of the Corporation, to execute and deliver the Credit Agreement and the Note (the "Principal Documents") and any other agreements related thereto or required thereby containing such terms and conditions, setting forth such rights and obligations and otherwise addressing or dealing with such subjects or matters determined to be necessary, appropriate or advisable by the officer executing the same, the execution thereof by such officer to be conclusive evidence of such determination, and to do all such other acts or deeds as are or as are deemed by such officer to be necessary, appropriate or advisable to effectuate the intent, purposes and matters reasonably contemplated or implied by this resolution and the foregoing resolutions;

               FURTHER RESOLVED, that the Corporation be, and it hereby is, authorized to perform fully its obligations under the Principal Documents and any such other agreements and to engage without limitation in such other transactions, arrangements or activities (collectively, the "Activities") as are reasonably related or incident to or which will serve to facilitate or enhance for the benefit of the Corporation the transactions contemplated by these resolutions, including without limitation any modification, extension or expansion (collectively, the "Changes") of any of the Activities or of any other transactions, arrangements or activities resulting from any of the Changes and to enter into such other agreements or understandings as are necessary, appropriate or advisable to effectuate the intent, purpose and matters reasonably contemplated or implied by this resolution and each of the foregoing resolutions;






            FURTHER RESOLVED, that any officer of the Corporation be, and each of them individually hereby is, authorized in the name and on behalf of the Corporation, to perform all such acts and execute and deliver all such agreements, documents and instruments and pay any and all fees in connection therewith as any of them shall deem necessary, appropriate or advisable to effectuate the intent and purposes of the foregoing resolutions, such determination to be conclusively evidenced by the performance of such acts, the execution and delivery of such agreements, documents and instruments and the payment of any such fees; and

             FURTHER RESOLVED, that all actions previously taken by any director, officer, employee or agent of the Corporation in connection with or related to the matters set forth in or reasonably contemplated or implied by the foregoing resolutions be, and each of them hereby is adopted, ratified, confirmed and approved in all respects as the acts and deeds of the Corporation.
















                          NATIONAL HEALTH LABORATORIES INCORPORATED


                                    Officers' Certificate


                 Reference is made to the Credit Agreement (the "Credit Agreement") dated as of April 7, 1994 between National Health Laboratories Incorporated (the "Company") and Citicorp USA, Inc. Capitalized terms used but not defined in this Certificate have the meanings assigned to such terms in the Credit Agreement. This Certificate is being delivered pursuant to Section 2.01(vi) of the Credit Agreement.

                 The undersigned hereby certify as follows:

                1.   The representations and warranties contained in Section
       4.01 of the Existing Credit Agreement are correct in all material respects on and as of the date hereof, as though made on and as of the date hereof.

                 2.   No event has occurred or is continuing which constitutes
       a "Default" under the Existing Credit Agreement.






                 IN WITNESS WHEREOF, the undersigned have executed and delivered this Certificate on behalf of the Company, and in their respective capacities as Executive Vice President, Chief Financial Officer and Treasurer and Secretary of the Company, this 7th day of April, 1994.



                                        NATIONAL HEALTH LABORATORIES
                                        INCORPORATED


                                        By: /s/ MICHAEL L. JEUB
                                             Michael L. Jeub
                                             Executive Vice President, Chief
                                             Financial Officer and Treasurer




                                        By: /s/ ALVIN EZRIN
                                             Alvin Ezrin
                                             Secretary